VAT receivable	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
VAT receivable [Text Block]
15.	VAT receivable

On April 1, 2016, the Company announced that the AGM was in commercial production and in addition, also in April 2016, the Company received a letter from the Ghana Revenue Agency (the “GRA”) stating that the Company was entitled to a VAT refund in the amount of $20.5 million with respect to the period July 2013 to December 2015. The Company considered these two events to be key triggers with respect to the recognition of all VAT receivable on the purchase of goods and services in Ghana. Since April 1, 2016, with the commencement of commercial production, the Company recognizes a VAT receivable for the total of all VAT returns filed with the GRA less associated refunds. Prior to March 31, 2016, the Company had provided a full allowance against the VAT receivable with an offsetting charge to deferred development costs.

During the year ended December 31, 2017, $2.6 million of VAT receivable was reclassified to depletable mineral property interests as it was determined by the GRA not to be refundable. As the balance related to pre-production expenditures, the balance of $2.6 million is eligible to be capitalized to the Company’s deferred tax pools in Ghana and will be tax deductible over a period of five years (note 17(e)).

As of December 31, 2017, VAT receivable of $5.1 million has been recognized (December 31, 2016 - $22.9 million).